BLACKROCK FUNDS VI

BlackRock CoreAlpha Bond Fund

(the “Fund”)

Supplement dated March 1, 2019 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated July 17, 2018

Effective March 4, 2019, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The table in the section of the Summary Prospectuses entitled “Key Facts About BlackRock CoreAlpha Bond Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock CoreAlpha Bond Fund — Portfolio Managers,” as applicable, is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Master Portfolio Since	Title
Scott Radell	2007*	Managing Director of BlackRock, Inc.
Karen Uyehara	2012*	Director of BlackRock, Inc.
Jeffrey Rosenberg, CFA	2019	Managing Director of BlackRock, Inc.

*	Includes management of the Predecessor Master Portfolio.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund/Master Portfolio” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND/MASTER PORTFOLIO
The Master Portfolio is managed by a team of financial professionals. Scott Radell, Karen Uyehara and Jeffrey Rosenberg, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Master Portfolio. See “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The table in the section of the Prospectuses entitled “Management of the Fund — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Scott Radell	Jointly and primarily responsible for the day-to-day management of the Master Portfolio’s portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2015*	Managing Director of BlackRock, Inc. since 2009; Head of San Francisco Fixed Income Core PM within BlackRock’s Systematic Fixed Income Portfolio Management Group since 2009; Portfolio Manager of Barclays Global Investors from 2003 to 2009.
Karen Uyehara	Jointly and primarily responsible for the day-to-day management of the Master Portfolio’s portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2012*	Director of BlackRock, Inc. since 2010; Portfolio Manager of Western Asset Management Company from 2005 to 2010.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Jeffrey Rosenberg, CFA	Jointly and primarily responsible for the day-to-day management of the Master Portfolio’s portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2019	Managing Director of BlackRock, Inc. since 2011; Chief Fixed Income Strategist and member of the BlackRock Investment Institute since 2016; Chief Investment Strategist for Fundamental Fixed Income at BlackRock since 2011; Chief Credit Strategist at Bank of America Merrill Lynch from 2002 to 2011.

*	Includes management of the Predecessor Master Portfolio.

* * *

Shareholders should retain this Supplement for future reference.

PR2VI-CAB-0319SUP

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